---------------------------
                                                            OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number:  3235-0570
                                                     Expires: September 30, 2007
                                                     Estimated average burden
                                                     hours per response.... 19.4
                                                     ---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08529
                                   ---------------------


                                 Memorial Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  6550 Directors Parkway Abilene, TX                      79606
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip code)

                        Carl Clayton Peterson, President
                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 888-263-5593
                                                    ------------------

Date of fiscal year end:     12/31/2005
                         -------------------
Date of reporting period:    12/31/2005
                         -------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The Annual Report to Shareholders for the period ended December 31, 2004 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") C17 CFR 270.30e-1 is filed herewith.

                                 MEMORIAL FUNDS

                               -----------------

                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND


                                  ANNUAL REPORT

                                DECEMBER 31, 2005

                                Table of Contents

                                                                            Page

Investment Advisor's Report and Performance Data...............................2

Financial Statements of the Memorial Funds
Schedule of Investments:
   Government Bond Fund.......................................................20
   Growth Equity Fund.........................................................22
   Value Equity Fund..........................................................24
Statements of Assets and Liabilities..........................................26
Statements of Operations......................................................27
Statements of Changes in Net Assets...........................................28
Financial Highlights..........................................................30
Notes to Financial Statements.................................................33
Independent Auditors' Report..................................................39
Additional Information........................................................40
Trustees and Officers.........................................................45
Privacy Statement.............................................................48

LETTER FROM THE PRESIDENT

Dear Shareholder:

Another year has passed and much has happened in 2005. If you are new to the fund family thank you for joining us and welcome to the Memorial Funds! If you are a long time investor in the fund family, I extend my appreciation to you for allowing us to serve your investment needs.

I encourage each of you to take the time to read the annual report for Memorial Funds as of December 31, 2005 presented herein. This report contains the usual important information about Memorial Funds including the investment adviser's report including areas such as the performance and the factors that influenced the performance. The investment approach and the current investment strategy are discussed for each Fund as well, and the audited financial statements with footnotes and information about the Funds' Trustees and Officers are also included.

There were several significant events during 2005 that impacted the bond and stock markets, some of which are still influencing the markets. Those continuous major events included the increase in energy commodity prices, the move by the Federal Reserve to increase short term interest rates, the widening of the trade deficit, the strengthening U.S. dollar and the ever present war on terrorism. Catastrophic losses were suffered in the wake of the tragedies of Hurricanes Katrina and Rita. Despite the economic losses by the businesses in the Gulf Coast region and the jobs lost by its residents, the U.S. economy continued its leadership in the world with additional growth, low inflation and a decrease in unemployment.

What new events will affect our bond and stock markets? High energy prices will continue to impact our markets. Yes, the daily volatility of the price of oil worries the markets with regards to future corporate earnings ability. Also, with Iran developing nuclear materials and threatening oil supply reductions, this volatility remains in the near term. With low unemployment and the higher energy prices, the Federal Reserve may need to continue increasing short term interest rates to stem the inflation expectation. Now, the markets have to adjust to a new perspective on inflation and what that perspective might mean on future interest rates with the Federal Reserve Board under new leadership.

For 2006, I continue to believe that our economy will grow with the Industrial, Material and Technology sectors leading the way and taking our equity markets higher. I do expect the Energy sector to be volatile and the Consumer Discretionary and Consumer Staples sectors to be lack luster. The bond markets will continue to be challenged as interest rates continue to rise. The concerns over Iran's nuclear development and threat of cutback in the oil supply will affect both markets. Memorial Funds is committed to each Fund's investment style by maintaining a disciplined approach regardless of market fluctuations and world events.

Our pledge is to provide you with a fund family that you can be proud to own as we strive to help you achieve your investment goals. If you have any questions about our Funds or their investment styles, please give me a call. I want to be accessible to you to answer your questions. Thank you for choosing Memorial Funds.

Sincerely,

/s/ Carl C. Peterson

Carl C. Peterson
President


                                        1                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 2005
--------------------------------------------------------------------------------

MEMORIAL GOVERNMENT BOND FUND
A Discussion of Fund Performance

How did the Fund perform?

For the year ended December 31, 2005, the Memorial Government Bond Fund ("Fund") had a total return of 1.07%. The Fund's benchmark, the Lehman Brothers U.S. Government Intermediate Bond Index ("Index") had a total return of 1.68% for the same period. The Fund's net asset value per share as of December 31, 2005 is $10.10 versus $10.30 as of December 31, 2004. The investment adviser for the Fund has agreed to pay expenses in excess of 1.00% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund.

During 2005, the investments within the Fund had an average coupon rate greater than that of the Index and an average maturity slightly shorter than the Index. This allocation was designed to reduce long-term volatility versus the Index. The higher cash flows generated within the Fund for reinvestment should create an advantage for the Fund versus the Index as the shorter bonds mature.

What is the Fund's investment approach?

The Fund's goal is to seek a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. Under normal circumstances, at least 80% of the Fund's portfolio holdings will be fixed and variable rate U.S. Government securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities. The Fund invests in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to thirty years. The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain the portfolio's duration (a measure of sensitivity to changes in interest rates) between 75% and 125% of the duration of the Lehman Brothers U.S. Government Intermediate Bond Index.

During periods of rising interest rates, we may reduce the duration of the portfolio by purchasing securities that generate increased cash flow. The cash flow will be reinvested at the prevailing higher interest rates. If interest rates are falling or the demand for high quality government securities is increasing, we may extend the duration of the Fund to take advantage of available security opportunities. Security opportunities will give consideration to maintaining the Fund's cash flow characteristics and to take advantage of their capital appreciation potential.

As of December 31, 2005, all Fund fixed income investments were invested in U.S. Government and Agency securities. The fixed income investments within the Fund have an average coupon rate of 4.69%, a modified duration of 3.19 years, and an effective maturity of 3.62 years.

What influenced the Fund's performance?

During 2005, the U.S. Treasury yield curve ("yield curve") flattened as short term interest rates increased based on decisions made by the Federal Reserve Board. Interest rates increased for maturities from three months to ten years; however, the shorter maturities increased at a higher rate. The interest rate for the three month U.S. Treasury increased 186 basis points from 2.21% to 4.07%. The interest rate for the two year U.S. Treasury increased 133 basis points from 3.07% to 4.40%. The interest rate for the five year U.S. Treasury increased 74 basis points from 3.61% to 4.35%. It is this movement that caused the yield curve to flatten. This movement explains the impact to both the Fund and the Index.


                                        2                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

During the first three quarters of 2005, the Fund's duration averaged 2.75 years, which was below that of the Index. A shorter duration is expected to reduce volatility and preserve principle over time. This reduction of risk creates the expectation of slightly lower returns in a falling interest rate market and slightly higher returns in a rising interest rate market. During the period, these expectations were not fully realized due to the flattening of the yield curve. As the yield curve returns to a more normal position, i.e. lower short term interest rates and higher long term interest rates, the high cash flow and shorter duration of the Fund should improve returns when compared to the Index. Until this happens, the performance of the Fund should be more in line with that of the Lehman Brothers U.S. Government 1-5 Year Index while maintaining its duration constraints.

The underlining securities within the Fund performed extremely well versus the Index despite the movement of the curve. The underlining securities outperformed the Lehman U.S. Government Intermediate Index by 27 basis points before expenses. The majority of the assets performed as expected based upon the curve movement and their respective maturities and durations. The securities that had the greatest positive effect on the portfolio were the floating rate securities. The portfolio contains a Federal Farm Credit Bank issue that floats above the one month LIBOR rate and a Federal Home Loan Bank issue that floats above three month LIBOR rate. These two securities both reset to a higher coupon with the increase in short term rates. The securities that negatively impacted the Fund's return versus the Index were the non-callable Agency bonds with maturities between one and three years. As of year-end 2005, the portfolio was holding five bullet securities with final maturities within this same time period which underperformed the Index as shorter maturity interest rates increased more dramatically as the yield curve flattened. As the yield curve steepens, the increased roll off of these investments to maturity will enable reinvestment at higher rates. This should occur quicker with shorter maturity securities. Additionally, large redemptions within the Fund in the second and third quarters affected the Fund's 2005 performance. This required the Fund to liquidate several security positions in order to supplement the cash on hand to fulfill the redemption request. The redemptions eliminated the opportunity for reinvestment of interest income and bond maturities expected at or near the redemption periods.

What is the Fund's current strategy?

The Fund will continue to position its investments to generate a higher cash flow compared to the Index. Over the last few years, mortgage-backed securities ("MBS") were positioned to provide high cash flows to allow for reinvestment at higher interest rates as interest rates increased. Mortgage-backed securities will continue to be used to provide cash flow; however, they are not expected to increase in proportion to overall assets. As of December 31, 2005, the Fund held 10.73% of its investments in Collateralized Mortgage Obligations ("CMO"), and 13.11% in MBS pools. During the first part of 2005, exposure to CMOs was reduced significantly. Exposure to MBS paper remained fairly consistent throughout 2005. In managing the Fund, cash flow continues to be a key factor; however, final stated maturities have replaced a portion of the expected principle and interest cash flows. This structure creates a further defined "laddered" portfolio that is expected to generate a minimum cash flow of 10% of the portfolio per year for the next five years. In fact, 71% of the portfolio is expected to turn over within the next five years. This is designed to lower the volatility of the Fund and improve the overall measure of how the prices of bonds in the portfolio change during various interest rate environments. Assets have been invested to provide better diversification by maturity and asset type in order to bring the Fund more in line with the asset allocation of the Index. Higher cash flows should enable the Fund to increase its dividend at a faster rate now that rates have increased within the short maturity portion of the yield curve. Floating rate U.S. Government Agency bond issues have been added to the portfolio to provide diversification and flexibility.


                                        3                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)
--------------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

FNMA, Pool 386008, 4.52%, 04/01/2013                                       4.93%
GNMA, Series 2003-81, 6.00%, 03/20/2029                                    4.68%
Freddie Mac, 4.75%, 12/08/2010                                             4.57%
FNMA, 2005-3, 4.40%, 12/25/2012                                            3.55%
FNMA, Pool 545759, 6.50%, 07/01/2032                                       3.36%
FNMA, 7.25%, 01/15/2010                                                    2.49%
FHLB, 6.795%, 06/30/2009                                                   2.44%
FFCB, 4.31%, 01/18/2008                                                    2.29%
FHLB, 4.625%, 08/09/2010                                                   2.28%
FNMA, 4.50%, 08/04/2008                                                    2.27%
                                                                          -----
                                                                          32.86%
                                                                          =====

                              Portfolio Industries
                                (% of Net Assets)
                                -----------------

Government Agency Bonds                                                   72.70%
Mortgage Backed Securities                                                23.84%
Money Market Funds                                                         2.62%
Other Assets in Excess of Liabilities                                      0.84%
                                                                         ------
                                                                         100.00%
                                                                         ======

                          Bond Payment Class Type with
                              Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Non-Callable Bonds                                                        34.50%
Callable Bonds                                                            33.70%
Mortgage Backed Bonds/Pooled                                              13.09%
Planned Amortization Class Bonds                                           8.62%
Floating Rate Bonds                                                        4.57%
Money Market Funds                                                         2.62%
Sequential Pay CMO                                                         2.06%
Other Assets in Excess of Liabilities                                      0.84%
                                                                         ------
                                                                         100.00%
                                                                         ======


                                        4                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Government Bond Fund since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. Change in value of the Lehman Brothers Intermediate U.S. Government Bond Index is based on an inception date of 3/30/98. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Lehman Brothers Intermediate U.S. Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                            Government Bond Fund vs.
             Lehman Brothers Intermediate U.S. Government Bond Index

                                                                                            Since Inception on
Average Annual Total Return on 12/31/2005                    One Year        Five Year            03/30/98
-----------------------------------------                    --------        ---------            --------
Government Bond Fund:                                          1.07%           3.67%              4.57%
Lehman Brothers Intermediate U.S. Government Bond Index:       1.68%           4.82%              5.37%

Investment Value on 12/31/2005
------------------------------
Government Bond Fund:                                      $ 14,146
Lehman Brothers Intermediate U.S. Government Bond Index:   $ 15,009

                       Lehman Brothers Intermediate
                       U.S. Government Bond Index:         Government Bond Fund
                       ---------------------------         --------------------
       03/30/98                   10,000                      10,000
       06/30/98                   10,185                      10,261
       09/30/98                   10,660                      10,814
       12/31/98                   10,686                      10,796
       03/31/99                   10,657                      10,655
       06/30/99                   10,637                      10,546
       09/30/99                   10,744                      10,599
       12/31/99                   10,740                      10,538
       03/31/00                   10,915                      10,837
       06/30/00                   11,114                      10,987
       09/30/00                   11,411                      11,289
       12/31/00                   11,864                      11,815
       03/31/01                   12,220                      12,090
       06/30/01                   12,270                      12,058
       09/30/01                   12,881                      12,705
       12/31/01                   12,864                      12,619
       03/31/02                   12,830                      12,669
       06/30/02                   13,326                      13,092
       09/30/02                   13,968                      13,506
       12/31/02                   14,104                      13,624
       03/31/03                   14,233                      13,659
       06/30/03                   14,473                      13,790
       09/30/03                   14,454                      13,781
       12/31/03                   14,425                      13,747
       03/31/04                   14,743                      14,027
       06/30/04                   14,403                      13,739
       09/30/04                   14,728                      14,006
       12/31/04                   14,759                      13,997
       03/31/05                   14,659                      13,909
       06/30/05                   14,998                      14,120
       09/30/05                   14,920                      14,090
     12/31/2005                   15,009                      14,146


                                        5                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)
--------------------------------

EXPENSE EXAMPLE:

As a shareholder of the Government Bond Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2005, through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                           Expenses Paid
                                                                           During Period*
                                     Beginning           Ending            July 1, 2005
                                   Account Value      Account Value           Through
                                   July 1, 2005     December 31, 2005     December 31, 2005
                                   ---------------------------------------------------------
Actual                              $ 1,000.00          $ 1,001.80            $ 5.10
Hypothetical
     (5% return before expenses)      1,000.00            1,020.05              5.16

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.18% for the six-month period of July 1, 2005, to December 31, 2005.


                                        6                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

MEMORIAL GROWTH EQUITY FUND
A Discussion of Fund Performance

How did the Fund perform?

For the year ended December 31, 2005, the Fund had a total return of 2.77%. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's two benchmarks, had total returns of 4.91% and 5.26%, respectively, for the same period. The Fund's net asset value as of December 31, 2005 is $7.90 versus $7.69 at December 31, 2004.

The investment adviser to the Fund has agreed to pay expenses for the Fund in excess of 1.25% of the average daily net assets of the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the year, adviser reimbursements and adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund's expenses would have been higher and the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a "growth investing" style by investing under normal circumstances at least 80% of its assets in common stock of domestic companies believed to have superior growth potential and fundamental characteristics that are significantly better than the market average and which support internal earnings growth capability. The Fund may invest in the securities whose growth potential is generally unrecognized or misperceived by the market and may also look to changes in a company that involve a sharp increase in earnings, that have hired new management or that have taken measures to close the gap between the company's share price and its takeover or asset value. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion. Other characteristics of the Fund's investment approach are to emphasize high quality growth within the companies chosen for inclusion in the Fund's portfolio. Also, diversification of the portfolio holdings is maintained to control portfolio risk by taking a generalist approach rather than a focus on industry specialization.

Growth stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio greater than the relative market average with dividends tending to be lower than the relative market average. Also, growth stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) greater than 1.0.

What influenced the Fund's performance?

During the twelve months ended December 31, 2005, the Fund continued to be affected by world and domestic concerns including higher oil and commodity prices, higher interest rates, widening trade deficits, a weak U.S. dollar and the continued war on terrorism. During the second half of 2005, uncertainty affected the markets when two significant hurricanes heavily damaged the Gulf Coast region as to how the economy would be impacted with the loss of jobs and the loss of oil and gas production. Also, the anticipation of a new chairman of the Federal Reserve left the markets with questions on the new chairman's view toward inflation and short term interest rates.


                                        7                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

In the first quarter of 2005, the Fund's portfolio underperformed the S&P 500 Index. The equity markets continued to digest inflation fears, higher energy prices and lower corporate earnings guidance. The Energy sector of the S&P 500 Index was the leading sector on higher expectations for energy prices in 2005 due to the increase in the price of a barrel of oil to $58. The Utility and Materials sectors were the next strongest sectors in the S&P 500 Index. The Fund's portfolio was negatively impacted by being underweight in Energy and Utilities. Lowered earnings expectations and fears of rising interest rates caused the Telecommunication, Information Technology and Financial sectors of the S&P 500 to be the worst performers in the quarter. The Fund's overweight position in the Information Technology sector negatively impacted performance. However, the portfolio benefited from an underweight position in the Financials sector and also from strong performances in the portfolio holdings in the Consumer Discretionary, Industrial and Materials sectors.

The Fund's portfolio outperformed the Russell 1000 Growth Index in the first quarter of 2005. The Utility and Materials sectors were the best performing sectors of the Russell 1000 Growth Index. The Fund's portfolio outperformance was driven largely by stock selection across multiple economic sectors including Consumer Discretionary, Financials, Industrials and Materials. The portfolio benefited from an overweight position in Energy relative to the Russell 1000 Growth Index. The two worst performing sectors of the Russell 1000 Growth Index were the Information Technology and Financial sectors with eBay and American International Group down 35% and 20%, respectively. The portfolio benefited from an underweight position in the poorly performing Information Technology sector as compared to the Russell 1000 Growth Index.

During the first quarter, Adobe Systems, J.C. Penney and Manor Care were added to the portfolio while Apollo Group, Doral Financial and Wal-Mart Stores were removed.

In the second quarter of 2005, the Fund's portfolio underperformed slightly when compared to the S&P 500 Index. Interest rate sensitive stocks rallied on the outlook with the Utility, Financial and Healthcare sectors being the best performing sectors of the S&P 500 Index. Within the S&P 500 Index, the Materials and Industrial sectors were the worst performing sectors during the quarter. Overall, stock selection was a positive factor as the portfolio benefited from strong relative performance from holdings in Consumer Discretionary, Consumer Staples, Health Care and Telecommunications sectors. The portfolio was overweighted in Health Care stocks which benefited the portfolio relative to the S&P 500 Index. The portfolio was negatively impacted during the quarter by being underweighted in the Financial and Utility sectors relative to the S&P 500 Index.

The Fund's portfolio underperformed in the second quarter when compared to the Russell 1000 Growth Index. For the Russell 1000 Growth Index, the Telecommunication and Energy sectors were the best performers in the index with other sectors such as the Health Care and Financials being strong performers during the period. The weakest sectors within the Russell 1000 Growth Index were the Materials, Utilities and Industrials. Within the Health Care sector, performance was negatively impacted by a strong rally in the biotechnology component of the index.

Following strong performance in prior periods, the portfolio holdings of Adobe Systems and Rockwell Automation came under pressure during the quarter. Adobe was affected by the announced acquisition of Macromedia and Rockwell due to softness in the March quarterly results. On the last day of the quarter, the portfolio's largest holding in the Financials sector, Bank of America, announced the acquisition of MBNA. Arbitrage players caused the stock to sell off which impacted the relative performance in the quarter.


                                        8                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

In the third quarter of 2005, the Fund's portfolio underperformed slightly when compared against the S&P 500 Index. The stock market experienced a solid advance with the S&P 500 Index up 3.6% for the quarter. The advance was aided by stronger than expected corporate earnings but offset somewhat by the effects of Hurricane Katrina. Concerns about higher energy prices were balanced by expectations of a negative economic effect that might lead to an earlier than expected end to the Federal Reserve Board's interest rate hike activity.

Overall, stock selection was positive as the portfolio benefited from strong relative performance from holdings in the Consumer Staples, Healthcare and Telecommunications sectors. The portfolio benefited from an overweighted position in Information Technology stocks compared to the S&P 500, as well as from an underweighted position in Financials. However, the portfolio was underweighted in Energy and Utilities relative to the S&P 500 and given the continued strong run in these sectors due to Hurricane Katrina, this was enough to offset the positive factors noted above.

The Fund's portfolio underperformed when compared against the Russell 1000 Growth Index in the third quarter. Within Healthcare, portfolio performance was negatively impacted by the continuation of the strong rally in the high beta (a measure of a stock's price movement relative to the price movement of the index) in the biotechnology component of the index. Though the portfolio benefited from an overweighted position in the Energy sector relative to the Russell 1000 Growth, much of this positive impact was offset by the particularly strong move in higher beta drilling and oilfield service stocks within the index. Exposure to Consumer Discretionary stocks was trimmed back early in the quarter, resulting in a positive allocation impact given the weak relative performance of the Consumer Discretionary sector. Positive contribution from stock selection within the Consumer Discretionary and Consumer Staples was offset by weak performance from the Financials sector holdings of Countrywide Financial and Bank of America. Both felt the negative impact from the continued flattening yield curve and the narrowing of margins on mortgage loan originations.

For the third quarter, stocks in the portfolio that significantly contributed positively to returns were holdings in Qualcomm, Patterson UTI Energy and Massey Energy while the portfolio holdings of Zimmer Holdings, Countrywide Financial and Dell were the significant negative contributors to the quarter's returns.

In the fourth quarter of 2005, the stock market closed out the year with its third consecutive quarter of positive returns. Commodity energy prices retreated from the highs established during Hurricanes Katrina and Rita, and sentiment strengthened due to an expectation of ending interest rate hikes. This sentiment allowed the large capitalization financial companies to lead the way. The Materials, Financials and Industrials sectors were the leading sectors for both the S&P 500 Index and the Russell 1000 Growth Index.

The Fund's portfolio outperformed when compared to the S&P 500 Index during the quarter. Overall, the stock selection contributed to a strong relative performance from holdings in Consumer Discretionary, Energy and Information Technology. An additional benefit was derived from well-timed additions to the portfolio holdings in Consumer Discretionary and Energy during market pull-backs in the quarter. Allocation was a slight negative in the quarter by being underweighted in the strong performing Financials sector. Also, The Cooper Companies in the Healthcare sector was a significant negative contributor to performance in the quarter when the company unexpectedly lowered forward earnings guidance twice in a single day.


                                        9                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Fund's portfolio performed in line with the Russell 1000 Growth Index during the quarter. The portfolio benefited from strong relative performance from stock holdings in Consumer Discretionary, Energy and Financials sectors. In addition to strong moves from longtime holdings of Cheesecake Factory, Starbucks and Franklin Resources, the timing of additions to Retailing and Energy stocks had a positive impact on performance. Offsetting this positive performance is the relative performance within the Healthcare sector, namely The Cooper Companies and an underweight position in pharmaceuticals which rallied on favorable litigation developments. Sector allocation compared to the Russell 1000 Growth Index did not have an impact on relative performance during the quarter.

For the fourth quarter, stocks in the portfolio that significantly contributed positively to returns were holdings in Adobe Systems, Jabil Circuit and Starbucks while the portfolio holdings of The Cooper Companies, Maxim Integrated and Dell were the significant negative contributors to the quarterly returns.

What is the Fund's strategy? The Fund will continue to concentrate on high quality, large name brand corporations with broad diversification and which exhibit good "growth style" fundamentals. The Fund's adviser will continue to be disciplined in its methodologies for stock selection and will monitor the economy and the markets to identify those equities which identify themselves as good growth prospects for the portfolio.


                                        10                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)
------------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

Procter & Gamble Co.                                                       3.82%
Microsoft Corp.                                                            3.74%
PepsiCo, Inc.                                                              3.05%
General Electric Co.                                                       2.83%
American Express Co.                                                       2.56%
UnitedHealth Group, Inc.                                                   2.56%
Medco Health Solutions, Inc.                                               2.49%
Intel Corp.                                                                2.48%
Sprint Nextel Corp.                                                        2.41%
Emerson Electric Co.                                                       2.37%
                                                                          -----
                                                                          28.31%
                                                                          =====

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Telecommunications                                                         9.31%
Retail                                                                     8.72%
Healthcare - Products                                                      8.44%
Computers                                                                  6.60%
Miscellaneous Manufacturing                                                4.97%
Cosmetics & Toiletries                                                     3.82%
Computer Software & Services                                               3.74%
Diversified Financial Services                                             3.67%
Semiconductors                                                             3.61%
Pharmaceuticals                                                            3.60%
                                                                          -----
                                                                          56.48%
                                                                          =====

                Economic Sectors with Cash and Other Liabilities
                                (% of Net Assets)
                                -----------------

Information Technology                                                   25.57%
Health Care                                                              18.89%
Industrials                                                              11.70%
Consumer Staples                                                         11.36%
Financials                                                               10.01%
Consumer Discretionary                                                    8.17%
Energy                                                                    5.42%
Telecommunication Services                                                4.08%
Cash                                                                      3.50%
Materials                                                                 1.63%
Utilities                                                                 0.00%
Other Liabilities                                                        (0.33%)
                                                                        ------
                                                                        100.00%
                                                                        ======


                                        11                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Growth Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Growth Equity Fund's industry diversification, capitalization range and characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total returns of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                             Growth Equity Fund vs.
                          Russell 1000 Growth Index and
                                  S&P 500 Index

                                                                    Since Inception on
Average Annual Total Return on 12/31/2005   One Year    Five Year       03/30/1998
-----------------------------------------   --------    ---------       ----------
Growth Equity Fund:                           2.77%      23.01%            22.58%
Russell 1000 Growth Index:                    5.26%      23.58%             0.57%
S&P 500 Index:                                4.91%       0.54%            23.29%

Investment Value on 12/31/2005
------------------------------
Growth Equity Fund:                $   12,189
S&P 500 Index:                     $   12,852
Russell 1000 Growth Index:         $   10,455

 Date       Growth Equity Fund      S&P 500 Index      Russell 1000 Growth Index
--------------------------------------------------------------------------------
03/30/98          10,000              10,000                   10,000
03/31/98          10,000              10,075                   10,085
06/30/98          10,581              10,408                   10,543
09/30/98           9,943               9,372                    9,585
12/31/98          12,097              11,369                   12,148
03/31/99          12,911              11,935                   12,920
06/30/99          13,659              12,776                   13,417
09/30/99          12,942              11,978                   12,926
12/31/99          15,053              13,761                   16,176
03/31/00          16,282              14,076                   17,329
06/30/00          15,944              13,702                   16,861
09/30/00          16,029              13,570                   15,954
12/31/00          14,201              12,508                   12,549
03/31/01          12,042              11,025                    9,926
06/30/01          12,748              11,670                   10,762
09/30/01          11,031               9,957                    8,673
12/31/01          11,955              11,021                    9,986
03/31/02          12,155              11,051                    9,727
06/30/02          10,524               9,571                    7,911
09/30/02           8,970               7,917                    6,721
12/31/02           9,477               8,585                    7,201
03/31/03           9,247               8,315                    7,125
06/30/03          10,237               9,595                    8,144
09/30/03          10,484               9,849                    8,463
12/31/03          11,392              11,048                    9,344
03/31/04          11,269              11,235                    9,417
06/30/04          11,361              11,429                    9,600
09/30/04          10,761              11,215                    9,098
12/31/04          11,860              12,250                    9,932
03/31/05          11,494              11,987                    9,526
06/30/05          11,602              12,151                    9,761
09/30/05          11,926              12,589                   10,153
12/31/05          12,189              12,852                   10,455


                                        12                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Growth Equity Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2005, through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                              Expenses Paid
                                                                              During Period*
                                             Beginning          Ending        July 1, 2005
                                           Account Value    Account Value       Through
                                              July 1,       December 31,      December 31,
                                               2005             2005              2005
                                        ----------------------------------------------------
Actual                                     $ 1,000.00       $  1,050.50         $ 6.51
Hypothetical
     (5% return before expenses)             1,000.00          1,018.77           6.43

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 5.05% for the six-month period of July 1, 2005, to December 31, 2005.

                                        13                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

MEMORIAL VALUE EQUITY FUND

A Discussion of Fund Performance

How did the Fund perform?

For the year ended December 31, 2005, the Fund had a total return of 1.45%. The S&P 500 Index and the Russell 1000 Value Index had total returns of 4.91% and 7.05%, respectively for the same period. The Fund's net asset value per share as of December 31, 2005 was $13.48 versus $13.51 at December 31, 2004.

The investment adviser to the Fund has agreed to pay expenses for the Fund in excess of 1.25% of the average daily net assets of the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the year, adviser reimbursements and adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund's expenses would have been higher and the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a "value investing" style by investing under normal circumstances at least 80% of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund's adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund's adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund's performance?

During the year ended December 31, 2005, the Fund continued to be affected by world and domestic concerns including higher oil and commodity prices, higher interest rates, widening trade deficits, a weak U.S. dollar and the continued war on terrorism. During the second half of 2005, uncertainty affected the markets when two significant hurricanes heavily damaged the Gulf Coast region as to how the economy would be impacted with the loss of jobs and the loss of oil and gas production. Also, with Alan Greenspan retiring, the anticipation of a new chairman of the Federal Reserve left the markets with questions on the new chairman's view toward inflation and short-term interest rates.

In the first quarter of 2005, the equity markets were impacted by continued concerns over rising interest rates, oil and commodity prices, wide trade deficits and lower earnings forecasts for the year by corporations. The three most significant items affecting stock prices during the quarter were: first, in the months of February and March, the Federal Reserve continued its attack against inflation by raising the Federal Funds rate by 50 basis points (0.50%); second, the price of oil rose to $58 a barrel; and third, a high single digit earnings growth rate forecast compared to the double digit numbers achieved by corporations the prior year.


                                        14                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Fund's portfolio outperformed the S&P 500 Index for the quarter. During the quarter, the best performing sectors for the S&P 500 Index were Energy, Utilities and Materials while the worst performing sectors were Telecommunications, Information Technology and Financials. The Fund's portfolio was positively impacted versus the Index by being underweighted in the three worst performing sectors mentioned above and being overweighted in the Materials sector; however, performance was held back due to zero exposure to the Energy sector and an underweighted position in the Utility sector.

Also, contributing to the portfolio's performance was the negative news and concerns with the domestic auto industry and its suppliers such as Delphi (which was sold during the period). The stock prices of Ford Motor Company and General Motors Corporation decreased by 11.8% and 21.2%, respectively. Other holdings which declined significantly during the period were Federal National Mortgage Corporation, American International Group and Fifth Third Bancorp. Positive contributors to the Fund's portfolio performance during the period were HCA, KB Home and Dominion Resources.

Under the reversion-to-the-mean investment strategy using "value investing" measures, the Fund's portfolio experienced several industry groups achieving sell targets with new industry groups appearing as the next reversion candidates. During the quarter, the Fund sold portfolio holdings in the Retail industry, the Semi-conductor industry and Banking industry. Also, the Fund added to its overall portfolio holdings by averaging into multiple holdings and adding new equities in the Consumer Discretionary sector, the Financials sector and the Telecommunication Services sector.

In the second quarter of 2005, the Fund's portfolio underperformed when compared to the S&P 500 Index. More specifically, the underperformance was a result of increasing values within the Energy & Utility sectors. These sectors were the best performing sectors due to increasing oil and gas prices and stable intermediate and long-term interest rates. The Fund's portfolio did not have any investment in the Energy or Utility sectors, as our model classified these stocks as growth at that point in time. Also, the fund continued to reduce its exposure to the Automotive industry eliminating General Motors Corp. from the portfolio and decreased its holdings of Ford. Other equity positions reduced during the period included Fannie Mae, Merck, Pactiv Corp., KB Home, Amgen and Intel Corp. New securities positions added during the quarter included companies such as Avon Products, Anheuser-Busch Co, International Business Machines, Lexmark International, Ebay, Harley-Davidson, 3M and United Parcel Service.

In the third quarter of 2005, the Fund's portfolio underperformed when compared to the S&P 500 Index. The stock market experienced a solid advance in the quarter. The effects of Hurricane Katrina created some offsetting market factors, including increases in crude oil and natural gas prices following the coastal devastation. Lowered concerns about higher energy prices were offset by the expectation of a negative economic impact from the storm. The unknown economic effects left the markets wondering if an end to interest rate hikes by the Federal Reserve were at hand. Again, the Energy and Utility sectors were the best performing sectors within the Index. The Fund's portfolio underperformance during the quarter was directly related to lack of investment in the Energy and Utility sectors and the significant investment in the Consumer Discretionary sector. Also, the Information Technology sector was a strong performer in the quarter. Telecommunication and Consumer Discretionary sectors were the worst performing sectors of the Index. Within the consumer segment, retailers and restaurants were particularly weak in the quarter due to concerns over the impact of higher energy costs on consumer spending.


                                        15                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

During the quarter, securities in the Fund's portfolio were sold under the reversion-to-the-mean concept. The securities sold were in the Consumer Discretionary, Consumer Staples and Pharamceuticals sectors. The reductions in holdings included Reebok International, Intuit, Albertson's, Deluxe Corporation, Cigna Corp. and Watson Pharmaceuticals. New securities were added to the Industrials, Information Technology, Materials and Telecommunications sectors, including Masco Corp., Illinois Tool Works, Symbol Technologies, First Data Corp., International Paper, DuPont, Verizon and SBC Communications as a representative example. At the end of the quarter Consumer Discretionary and Consumer Staples represented 19.3% and 19.8% of the portfolio's sector allocations respectively, with the Industrials sector representing 13.6% of the portfolio.

In the fourth quarter of 2005, the Fund's portfolio outperformed the S&P 500 Index. The stock markets closed out the year with a strong performance in the fourth quarter with the third consecutive quarter of positive returns. Energy prices pulled back from their highs during the Hurricane Katrina aftermath. Also, the sentiment toward an end to higher short-term interest rate hikes by Federal Reserve continued to increase. This sentiment was indicated by the strong performance of the large capitalization companies in the Financials sector during the quarter. The Materials, Financials and Industrials sectors were the strongest performing sectors with the Utility and Energy sectors being the worst performers for the quarter. However, the Energy and Utility sectors were the leading sectors of the Index for the year, increasing by 31% and 17%, respectively.

The Fund's portfolio performance was positively affected by its underweighted positions in the Energy and Utility sector relative to the S&P 500 Index. Additionally, the Fund's positive performance in the quarter was aided by its sector exposure to the Materials, Financials and Industrials representing 38.7% of the portfolio's security allocation at year end. The best performing securities in the portfolio were Symbol Technologies, Alcoa and Leggett & Platt with Cendant Corp., Coca-Cola and Verizon being the worst performers in the portfolio during the quarter. Also affecting the performance of the Fund's portfolio was a large inflow of new assets in October. These inflows along with other security disposals allowed for a reduction in the Consumer Staples, Consumer Discretionary and Healthcare sectors while increasing the portfolio's exposure in the Industrials, Materials and Information Technology sectors.

What is the Fund's strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund's adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its "value investing" approach valuation model; thereby, allowing the market's volatility to identify those securities that become under-valued and are poised to be the next performers in the market.


                                        16                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)
-----------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

Symbol Technologies, Inc.                                                  2.89%
Alcoa, Inc.                                                                2.24%
International Paper Co.                                                    2.15%
Merck & Co., Inc.                                                          2.10%
Applied Materials, Inc.                                                    2.08%
Bristol Myers Squibb Co.                                                   2.03%
First Data Corp.                                                           1.99%
Bemis Co., Inc.                                                            1.98%
Wal-Mart Stores, Inc.                                                      1.96%
Bellsouth Corp.                                                            1.96%
                                                                          -----
                                                                          21.38%
                                                                          =====

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------
Miscellaneous Manufacturing                                               10.00%
Telecommunications                                                         5.67%
Banks                                                                      5.26%
Food                                                                       4.62%
Beverages                                                                  4.61%
Pharmaceuticals                                                            4.14%
Chemicals                                                                  3.70%
Retail                                                                     3.40%
Media                                                                      3.34%
Transportation                                                             3.13%
                                                                          -----
                                                                          47.87%
                                                                          =====

                   Economic Sectors with Cash and Other Assets
                                (% of Net Assets)
                                -----------------
Consumer Discretionary                                                    15.98%
Industrials                                                               15.97%
Consumer Staples                                                          13.06%
Financials                                                                12.74%
Information Technology                                                    12.17%
Materials                                                                 10.08%
Health Care                                                                7.24%
Cash                                                                       6.99%
Telecommunication Services                                                 5.67%
Other Assets                                                               0.10%
Energy                                                                     0.00%
Utilities                                                                  0.00%
                                                                         ------
                                                                         100.00%
                                                                         ======


                                        17                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Value Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. While both the S&P 500 Index and the Russell 1000 Value Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Value Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total returns of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Value Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                              Value Equity Fund vs.
                          Russell 1000 Value Index and
                                  S&P 500 Index

                                                                              Since Inception on
Average Annual Total Return on 12/31/2005        One Year        Five Year        03/30/1998
-----------------------------------------        --------        ---------        ----------
Value Equity Fund:                                 1.45%          9.59%               5.23%
Russell 1000 Value Index:                          7.05%           528%               5.80%
S&P 500 Index:                                     4.91%          0.54%               3.29%

Investment Value on 12/31/2005
------------------------------
Value Equity Fund:                                $14,850
S&P 500 Index:                                    $12,852
Russell 1000 Value Index:                         $15,491

 Date          Value Equity Fund         S&P 500        Russell 1000 Value Index
--------------------------------------------------------------------------------

03/30/98          $ 10,000               10,000                   $ 10,000
03/31/98          $ 10,000               10,075                   $ 10,069
06/30/98           $ 9,485               10,408                   $ 10,114
09/30/98           $ 8,108                9,372                    $ 8,942
12/31/98           $ 9,224               11,369                   $ 10,427
03/31/99           $ 8,824               11,935                   $ 10,576
06/30/99           $ 9,780               12,776                   $ 11,769
09/30/99           $ 8,681               11,978                   $ 10,616
12/31/99           $ 8,845               13,761                   $ 11,193
03/31/00           $ 8,463               14,076                   $ 11,246
06/30/00           $ 7,985               13,702                   $ 10,719
09/30/00           $ 8,516               13,570                   $ 11,562
12/31/00           $ 9,394               12,508                   $ 11,978
03/31/01           $ 9,866               11,025                   $ 11,276
06/30/01          $ 10,827               11,670                   $ 11,827
09/30/01           $ 9,598                9,957                   $ 10,532
12/31/01          $ 10,716               11,021                   $ 11,308
03/31/02          $ 11,628               11,051                   $ 11,771
06/30/02          $ 11,074                9,571                   $ 10,768
09/30/02           $ 8,605                7,917                    $ 8,747
12/31/02           $ 9,467                8,585                    $ 9,553
03/31/03           $ 8,956                8,315                    $ 9,088
06/30/03          $ 10,714                9,595                   $ 10,658
09/30/03          $ 11,052                9,849                   $ 10,878
12/31/03          $ 12,709               11,048                   $ 12,422
03/31/04          $ 13,055               11,235                   $ 12,798
06/30/04          $ 13,437               11,429                   $ 12,911
09/30/04          $ 13,382               11,215                   $ 13,110
12/31/04          $ 14,637               12,250                   $ 14,471
03/31/05          $ 14,370               11,987                   $ 14,483
06/30/05          $ 14,232               12,151                   $ 14,726
09/30/05          $ 14,155               12,589                   $ 15,298
12/31/05          $ 14,850               12,852                   $ 15,491


                                        18                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)
-----------------------------

EXPENSE EXAMPLE:

As a shareholder of the Value Equity Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2005, through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                                         Expenses Paid
                                                                                         During Period*
                                            Beginning              Ending                July 1, 2005
                                          Account Value          Account Value              Through
                                           July 1, 2005         December 31, 2005      December 31, 2005
                                        ----------------------------------------------------------------
Actual                                  $    1,000.00             $  1,043.50            $   6.49
Hypothetical
        (5% return before expenses)          1,000.00                1,018.21                6.43

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 4.35% for the six-month period of July 1, 2005, to December 31, 2005.


                                        19                        Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------
  Principal
   Amount                                                                Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 96.54%

                                  FFCB - 16.72%

   300,000         3.21%, 08/16/2007                                  $  292,904
   300,000         3.25%, 06/15/2007                                     293,750
   250,000         3.65%, 03/16/2009                                     241,806
   300,000         4.30%, 11/18/2009                                     293,712
   500,000         4.31%, 01/18/2008 (a)                                 500,171
   300,000         4.50%, 10/24/2007                                     298,025
   500,000         4.70%, 05/25/2010                                     493,030
   300,000         4.95%, 11/12/2013                                     302,884
   400,000         5.00%, 12/12/2012                                     393,852
   300,000         5.40%, 10/06/2015                                     294,926
   250,000         6.23%, 12/21/2018                                     249,591
                                                                      ----------
                                                                       3,654,651
                                                                      ----------

                                  FHLB - 23.49%

   300,000         2.10%, 03/30/2006                                     298,189
   300,000         2.875%, 04/19/2007                                    292,962
   110,000         3.00%, 10/19/2009                                     108,046
   300,000         3.75%, 09/29/2006                                     297,961
   300,000         4.275%, 06/27/2008                                    296,061
   300,000         4.375%, 10/27/2006                                    299,069
   300,000         4.625%, 08/25/2008                                    297,666
   300,000         4.85%, 09/27/2010                                     295,480
   200,000         4.90%, 11/21/2007                                     199,623
   250,000         5.00%, 01/26/2009                                     248,847
   200,000         2.75%, 09/30/2009                                     193,737
   300,000         3.00%, 10/15/2008                                     286,682
   300,000         3.40%, 12/30/2008                                     288,923
   100,000         4.05%, 08/27/2009                                      98,437
   500,000         4.625%, 08/09/2010 (a)                                498,870
   300,000         5.17%, 09/22/2014                                     295,082
   300,000         5.375%, 02/15/2007                                    301,927
   500,000         6.795%, 06/30/2009                                    534,199
                                                                      ----------
                                                                       5,131,761
                                                                      ----------

                                 FHLMC - 23.88%

   300,000         Series MTN, 2.25%, 12/04/2006                         293,313
   400,000         Series MTN, 2.35%, 06/16/2006                         395,979
   300,000         Series MTN1, 3.00%, 05/26/2006                        298,111
   300,000         Series RB, 3.50%, 01/10/2006 (b)                      299,709
   300,000         Series 1, 3.75%, 11/15/2006                           297,505
   300,000         4.50%, 02/15/2008                                     297,741
   300,000         4.68%, 08/15/2006 (b)                                 291,469
 1,000,000         4.75%, 12/08/2010                                     998,334
   452,864         5.00%, 08/15/2015                                     449,239
   465,949         Series 3058, 5.50%, 10/15/2035                        466,309
   300,000         Series MTN, 6.00%, 11/20/2015                         301,770
   380,162         Series 15, 7.00%, 07/25/2023                          394,128
   400,000         7.00%, 03/15/2010                                     434,212
                                                                      ----------
                                                                       5,217,819
                                                                      ----------

                                  FNMA - 24.35%

   300,000         3.25%, 07/12/2006                                     297,893
   770,507         Series 2005-3, 4.40%, 12/25/2012                      775,083
   500,000         4.50%, 08/04/2008                                     496,298
 1,100,000         Pool 386008, 4.52%, 04/01/2013                      1,077,926
   200,000         5.00%, 12/13/2007                                     199,817
   500,000         5.125%, 07/20/2012                                    494,037
   300,000         6.00%, 09/01/2015                                     299,933
   100,000         6.00%, 05/28/2014                                     100,100

     The accompanying notes are an integral part of the financial statements


                                        20                        Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------
  Principal
   Amount                                                                Value
--------------------------------------------------------------------------------
    296,037         Pool 754289, 6.00%, 11/01/2033                  $   299,128
    714,861         Pool 545759, 6.50%, 07/01/2032                      734,685
    500,000         7.25%, 01/15/2010                                   544,791
                                                                    -----------
                                                                      5,319,691
                                                                    -----------

                                  GNMA - 8.10%
    495,938         Pool 648337, 5.00%, 10/15/2020                      494,680
  1,000,000         Series 2003-81, 6.00%, 03/20/2029                 1,022,501
    242,223         Pool 476998, 6.50%, 07/15/2029                      253,471
                                                                    -----------
                                                                      1,770,652
                                                                    -----------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $21,223,442)                                       21,094,574
                                                                    -----------

SHORT TERM INVESTMENTS - 2.62%
     90,144         Investors Bank & Trust Money
                    Market Account, 1.16% (a)                       $    90,144
    361,091         Merrimac Treasury Plus
                    Series Fund, 2.96% (a)                              361,091
    120,419         Merrimac US Government
                    Series Fund, 2.98% (a)                              120,419
                                                                    -----------

TOTAL SHORT TERM INVESTMENTS
(Cost $571,654)                                                     $   571,654
                                                                    -----------
Total Investments (Cost $21,795,096)
- 99.16%                                                            $21,666,228
Other Assets in Excess of Liabilities,
Net 0.84%                                                               183,484
                                                                    -----------
TOTAL NET ASSETS - 100.00%                                          $21,849,712
                                                                    ===========

Percentages are stated as a percent of net assets.

(a) Variable rate securities, the coupon rate shown is the effective interest rate as of December 31, 2005.
(b)   Zero coupon bond, rate shown is the effective yield on December 31, 2005.

     The accompanying notes are an integral part of the financial statements


                                        21                        Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS - 96.83%
Advertising - 1.20%
     2,600      Getty Images, Inc. (a) (c)                      $       232,102
                                                                ---------------
Banks - 2.09%
     8,750      Bank of America Corp. (c)                               403,812
                                                                ---------------
Biotechnology - 3.42%
     5,150      Genzyme Corp. (a)                                       364,517
     5,600      Gilead Sciences, Inc. (a)                               294,728
                                                                ---------------
                                                                        659,245
                                                                ---------------
Chemicals - 1.63%
     8,650      Ecolab, Inc.                                            313,735
                                                                ---------------
Computer Software & Services - 3.74%
     27,600     Microsoft Corp.                                         721,740
                                                                ---------------
Computers - 6.60%
     4,500      Autodesk, Inc. (a)                                      193,275
     7,700      Cognizant Technology Solutions Corp. (a)                387,695
     8,200      Dell, Inc. (a)                                          245,918
     5,425      International Business Machines Corp.                   445,935
                                                                ---------------
                                                                      1,272,823
                                                                ---------------
Cosmetics & Toiletries - 3.82%
     12,725     Procter & Gamble Co.                                    736,523
                                                                ---------------
Diversified Financial Services - 3.67%
     3,300      Franklin Resources, Inc.                                310,233
     7,200      SLM Corp.                                               396,648
                                                                ---------------
                                                                        706,881
                                                                ---------------
Electrical Components & Equipment - 2.37%
     6,125      Emerson Electric Co.                                    457,538
                                                                ---------------
Electronics - 2.29%
     7,350      Jabil Circuit, Inc. (a)                                 272,612
     4,450      Waters Corp. (a)                                        168,210
                                                                ---------------
                                                                        440,822
                                                                ---------------
Financial Data Processing Services - 1.18%
     5,975      Paychex, Inc.                                   $       227,767
                                                                ---------------
Financial Services - 2.56%
     9,600      American Express Co.                                    494,016
                                                                ---------------
Food - 2.53%
     5,100      Hershey Foods Corp.                                     281,775
     2,650      Whole Foods Market, Inc.                                205,084
                                                                ---------------
                                                                        486,859
                                                                ---------------
Food & Beverages - 3.05%
     9,950      PepsiCo, Inc.                                           587,846
                                                                ---------------
Healthcare - Products - 8.44%
     4,750      Baxter International, Inc.                              178,837
     2,900      C R Bard, Inc.                                          191,168
     3,650      Cooper Companies, Inc.                                  187,245
     4,510      Johnson & Johnson                                       271,051
     3,375      Medtronic, Inc.                                         194,299
     6,950      St. Jude Medical, Inc. (a)                              348,890
     3,800      Zimmer Holdings, Inc. (a)                               256,272
                                                                ---------------
                                                                      1,627,762
                                                                ---------------
Healthcare - Services - 2.56%
     7,950      UnitedHealth Group, Inc.                                494,013
                                                                ---------------
Insurance - 1.68%
     3,775      The Hartford Financial Services Group, Inc. (c)         324,235
                                                                ---------------
Internet Software & Services - 2.20%
     10,800     Yahoo, Inc. (a)                                         423,144
                                                                ---------------
Machinery - Construction & Mining - 1.53%

     5,100      Caterpillar, Inc.                                       294,627
                                                                ---------------
Machinery - Diversified - 1.63%
     5,300      Rockwell Automation, Inc.                               313,548
                                                                ---------------
Media - 1.42%
     5,300      Mcgraw-Hill Companies, Inc.                             273,639
                                                                ---------------

     The accompanying notes are an integral part of the financial statements


                                        22                        Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.97%
     7,375      Danaher Corp. (c)                               $       411,377
     15,570     General Electric Co.                                    545,729
                                                                ---------------
                                                                        957,106
                                                                ---------------
Oil & Gas - 2.04%
     2,800      Apache Corp.                                            191,856
     6,100      Patterson-Uti Energy, Inc.                              200,995
                                                                ---------------
                                                                        392,851
                                                                ---------------
Oil & Gas Services - 3.38%
     5,850      BJ Services Co.                                         214,519
     4,500      Schlumberger Ltd. (c)                                   437,175
                                                                ---------------
                                                                        651,694
                                                                ---------------
Pharmaceuticals - 3.60%
     3,100      Cardinal Health, Inc.                                   213,125
     8,600      Medco Health Solutions, Inc. (a)                        479,880
                                                                ---------------
                                                                        693,005
                                                                ---------------
Retail - 8.72%
     5,762      Cheesecake Factory, Inc. (a) (c)                        215,441
     14,350     CVS Corp.                                               379,127
     3,750      JC Penney Co., Inc.                                     208,500
     5,550      Lowe's Companies, Inc.                                  369,963
     12,250     Staples, Inc.                                           278,198
     7,650      Starbucks Corp. (a)                                     229,576
                                                                ---------------
                                                                      1,680,805
                                                                ---------------

Semiconductors - 3.61%
    19,175      Intel Corp.                                     $       478,608
     6,775      Microchip Technology, Inc.                              217,816
                                                                ---------------
                                                                        696,424
                                                                ---------------
Software - 1.59%
     8,300      Adobe Systems, Inc. (a)                                 306,768
                                                                ---------------
Telecommunications - 9.31%
    15,350      Cisco Systems, Inc. (a)                                 262,792
     4,800      Harris Corp.                                            206,448
    15,400      Motorola, Inc.                                          347,886
     7,400      NII Holdings, Inc. Class B (a) (c)                      323,232
     4,425      Qualcomm, Inc.                                          190,629
    19,850      Sprint Nextel Corp.                                     463,696
                                                                ---------------
                                                                      1,794,683
                                                                ---------------
TOTAL COMMON STOCKS (Cost $17,224,120)                               18,666,013
                                                                ---------------

SHORT TERM INVESTMENTS - 3.50%
    327,527     Merrimac Treasury Plus Series Fund,
                2.96% (b)
                                                                $       327,527
    347,889     Merrimac US Government Series Fund,
                2.98% (b)                                               347,889
                                                                ---------------
TOTAL SHORT TERM INVESTMENTS (Cost $675,416)                    $       675,416
                                                                ---------------
Total Investments (Cost $17,899,536) - 100.33%                  $    19,341,429

Liabilities in Excess of Other Assets, Net (0.33)%                      (63,875)
                                                                ---------------
TOTAL NET ASSETS - 100.00%                                      $    19,277,554
                                                                ===============

Percentages are stated as a percent of net assets.
(a)   Non-income producing security
(b) Variable rate security; the yield shown represents the rate at December 31, 2005.
(c)   Part or all of this investment is on loan.

     The accompanying notes are an integral part of the financial statements


                                        23                        Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS - 92.91%

Apparel - 2.86%
   2,633    Nike, Inc.                                          $       228,518
   4,190    VF Corp.                                                    231,875
                                                                ---------------
                                                                        460,393
                                                                ---------------
Banks - 5.26%
   6,425    Bank of America Corp.                                       296,514
   9,013    Bank of New York Company, Inc.                              287,064
   7,013    Fifth Third Bancorp                                         264,530
                                                                ---------------
                                                                        848,108
                                                                ---------------
Beverages - 4.61%
   5,833    Anheuser-Busch Companies, Inc.                              250,586
  13,399    Coca-Cola Enterprises, Inc.                                 256,859
   5,844    Coca-Cola Co.                                               235,571
                                                                ---------------
                                                                        743,016
                                                                ---------------
Building Materials - 1.71%
   9,128    Masco Corp.                                                 275,574
                                                                ---------------
Chemicals - 3.70%
   7,188    E.I. Du Pont De Nemours & Co.                               305,490
   5,035    PPG Industries, Inc.                                        291,527
                                                                ---------------
                                                                        597,017
                                                                ---------------
Commercial Services - 1.38%
  12,867    Cendant Corp.                                               221,956
                                                                ---------------
Computer Software & Services - 1.90%
  11,741    Microsoft Corp.                                             307,027
                                                                ---------------
Computers - 1.88%
   3,681    International Business Machines Corp.                       302,578
                                                                ---------------
Cosmetics/Personal Care - 1.87%
   5,487    Colgate-Palmolive Co.                                       300,962
                                                                ---------------
Diversified Financial Services - 1.87%
   7,593    JPMorgan Chase & Co.                                        301,366
                                                                ---------------

Electronics - 2.89%
  36,303    Symbol Technologies, Inc.                                   465,405
                                                                ---------------

Entertainment - 1.77%
   9,295    International Game Technology                               286,100
                                                                ---------------

Entertainment & Leisure - 1.61%
   6,394    Brunswick Corp.                                             259,980
                                                                ---------------

Financial Services - 1.86%
   6,167    Citigroup, Inc.                                             299,285
                                                                ---------------
Food - 4.62%
   5,104    General Mills, Inc.                                         251,729
  13,538    Sara Lee Corp.                                              255,868
   7,634    SYSCO Corp.                                                 237,036
                                                                ---------------
                                                                        744,633
                                                                ---------------
Forest Products & Paper - 2.15%
  10,294    International Paper Co.                                     345,981
                                                                ---------------
Healthcare - Products - 1.51%
   4,220    Medtronic, Inc.                                             242,945
                                                                ---------------
Healthcare - Services - 1.59%
   5,091    HCA, Inc.                                                   257,096
                                                                ---------------
Household Products/Wares - 1.49%
   4,355    Avery Dennison Corp.                                        240,701
                                                                ---------------
Housewares - 1.54%
  10,425    Newell Rubbermaid, Inc.                                     247,907
                                                                ---------------
Insurance - 1.82%
   4,309    American International Group, Inc.                          294,003
                                                                ---------------
Internet Software & Services - 1.43%
   5,324    EBay, Inc. (a)                                              230,263
                                                                ---------------
Leisure Time - 1.69%
   5,278    Harley Davidson, Inc.                                       271,764
                                                                ---------------
Media - 3.34%
   8,537    Clear Channel Communications, Inc.                          268,488
   8,293    Viacom, Inc. (a)                                            270,352
                                                                ---------------
                                                                        538,840
                                                                ---------------

     The accompanying notes are an integral part of the financial statements


                                        24                        Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

Mining - 2.24%
     12,234   Alcoa, Inc.                                       $       361,759
                                                                ---------------
Miscellaneous Manufacturing - 10.00%
      3,356   3M Co.                                                    260,090
      4,270   Eaton Corp.                                               286,474
      7,457   General Electric Co.                                      261,368
      2,975   Illinois Tool Works, Inc.                                 261,770
     12,215   Leggett & Platt, Inc.                                     280,457
      3,967   Parker-Hannifin Corp.                                     261,663
                                                                ---------------
                                                                      1,611,822
                                                                ---------------
Packaging & Containers - 1.98%
     11,485   Bemis Company, Inc.                                       319,972
                                                                ---------------
Pharmaceuticals - 4.14%
     14,262   Bristol Myers Squibb Co.                                  327,741
     10,660   Merck & Company, Inc.                                     339,094
                                                                ---------------
                                                                        666,835
                                                                ---------------
Retail - 3.40%
      4,765   Kohls Corp. (a)                                           231,579
      6,762   Wal-Mart Stores, Inc.                                     316,462
                                                                ---------------
                                                                        548,041
                                                                ---------------
Savings & Loans - 1.93%
      7,140   Washington Mutual, Inc.                                   310,590
                                                                ---------------
Semiconductors - 2.08%
     18,739   Applied Materials, Inc.                                   336,178
                                                                ---------------
Software - 1.99%
      7,445   First Data Corp.                                          320,210
                                                                ---------------
Telecommunications - 5.67%
     12,688   AT&T, Inc.                                                310,729
     11,647   Bellsouth Corp.                                           315,634
      9,576   Verizon Communications, Inc.                              288,429
                                                                ---------------
                                                                        914,792
                                                                ---------------
Transportation - 3.13%
      4,847   CSX Corp.                                                 246,082
      3,434   United Parcel Service, Inc.                               258,065
                                                                        504,147
                                                                ---------------
              TOTAL COMMON STOCKS (Cost $14,106,314)            $    14,977,246
                                                                ---------------
SHORT TERM INVESTMENTS - 6.99%
    146,512   Merrimac Treasury Plus Series Fund,
              2.96% (b)                                         $       146,512
    980,589   Merrimac US Government Series Fund,
              2.98% (b)                                                 980,589
                                                                ---------------
TOTAL SHORT TERM INVESTMENTS
(Cost $1,127,101)                                               $     1,127,101
                                                                ---------------
Total Investments (Cost $15,233,415) - 99.90%                   $    16,104,347
Other Assets in Excess of Liabilities, Net 0.10%                         15,806
                                                                ---------------
TOTAL NET ASSETS - 100.00%                                      $    16,120,153
                                                                ===============

Percentages are stated as a percent of net assets.

(a)   Non-income producing security
(b) Variable rate security; the yield shown represents the rate at December 31, 2005.

     The accompanying notes are an integral part of the financial statements


                                        25                        Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                 Government       Growth           Value
                                                                 Bond Fund      Equity Fund     Equity Fund
                                                                ------------    ------------    ------------
ASSETS
  Investments in securities at market value (cost
    $21,795,096, $17,899,536 and $15,233,415, respectively)     $ 21,666,228    $ 19,341,429    $ 16,104,347
  Cash                                                                32,639           1,471           1,358
  Collateral for securities loaned (Note 6)                               --       2,417,075              --
  Receivables:
    Capital shares sold                                                   --           1,988              --
    Dividends and interest                                           176,963          16,734          22,149
    Securities sold                                                       --          25,053          14,148
  Prepaid expenses                                                    17,007          15,554          10,098
                                                                ------------    ------------    ------------
    Total assets                                                  21,892,837      21,819,304      16,152,100
                                                                ------------    ------------    ------------
LIABILITIES
  Payables for:
    Capital shares redeemed                                               --              --             122
    Collateral for securities loaned (Note 6)                             --       2,417,075              --
    Distribution payable                                               4,292              --          11,581
    Due to Adviser                                                     2,048           4,991           2,191
    12b-1 fees to affiliate                                            4,523           4,185           3,372
    Securities purchased                                                  --          92,711              --
    Administration fees (accounting, distribution & transfer
     agent)                                                            5,777           5,035           4,062
  Accrued expenses and other liabilities                              26,485          17,753          10,619
                                                                ------------    ------------    ------------
    Total liabilities                                                 43,125       2,541,750          31,947
                                                                ------------    ------------    ------------
NET ASSETS                                                      $ 21,849,712    $ 19,277,554    $ 16,120,153
                                                                ============    ============    ============
NET ASSETS CONSIST OF:
  Additional paid-in capital                                    $ 23,160,639    $ 22,306,040    $ 15,586,964
  Accumulated net realized loss on investments                    (1,182,059)     (4,470,379)       (337,743)
    Net unrealized appreciation/(depreciation) on investments       (128,868)      1,441,893         870,932
                                                                ------------    ------------    ------------
    Total net assets                                            $ 21,849,712    $ 19,277,554    $ 16,120,153
                                                                ============    ============    ============
Shares of Beneficial Interest Issued and Outstanding
    (Unlimited number of shares authorized with no par value)      2,163,730       2,439,774       1,195,419
                                                                ------------    ------------    ------------
Net asset value, offering and redemption price per share
  ($21,849,712 / 2,163,730 shares, $19,277,554 / 2,439,774
  shares, and $16,120,153 / 1,195,419 shares, respectively)     $      10.10    $       7.90    $      13.48
                                                                ============    ============    ============
Market value of securities on loan (Note 6)
                                                                $         --    $  2,347,374    $         --
                                                                ------------    ------------    ------------

     The accompanying notes are an integral part of the financial statements


                                        26                        Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                             Government       Growth          Value
                                                              Bond Fund     Equity Fund    Equity Fund
                                                             -----------    -----------    -----------
INVESTMENT INCOME
  Interest                                                   $ 1,334,325    $    13,708    $     6,915
  Securities lending income                                        2,376          1,737             47
  Dividends                                                           --        185,716        199,471
                                                             -----------    -----------    -----------
    Total investment income                                    1,336,701        201,161        206,433
                                                             -----------    -----------    -----------

EXPENSES
  Investment Advisory fees (Note 3)                              120,732         82,349         47,136
  Shareholder service and 12b-1 distribution plan (Note 3)        86,237         41,174         23,568
  Administration fees (accounting, distribution & transfer
    agent) (Note 3)                                               98,890         48,163         27,947
  Legal fees                                                      35,986         16,854         10,430
  Audit fees                                                      17,537          8,271          5,077
  Custody fees                                                     7,509          6,306          5,001
  Trustee fees                                                    14,286          6,071          3,456
  Registration & filing fees                                      20,482         23,836         22,657
  Report printing & mailing fees                                   5,488          2,756          1,214
  Insurance fees                                                   9,829          4,168          1,831
  Officers' compensation                                           5,654          2,792          1,699
  Pricing fees                                                     5,274          2,167          1,876
  Miscellaneous                                                   16,969          8,489          5,376
                                                             -----------    -----------    -----------
    Total expenses before fee waivers & reimbursements           444,873        253,396        157,268
  Waivers & reimbursements by Adviser (Note 4)                   (95,167)       (45,600)       (38,458)
                                                             -----------    -----------    -----------
    Total expenses                                               349,706        207,796        118,810
                                                             -----------    -----------    -----------
Net Investment Income/(Loss)                                     986,995         (6,635)        87,623
                                                             -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) on investments                       (691,129)       793,110        612,591
  Change in unrealized appreciation/(depreciation) on
    investments                                                  (62,361)      (164,736)        14,141
                                                             -----------    -----------    -----------
  Net realized and unrealized gain/(loss) on investments        (753,490)       628,374        626,732
                                                             -----------    -----------    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $   233,505    $   621,739    $   714,355
                                                             ===========    ===========    ===========

     The accompanying notes are an integral part of the financial statements


                                        27                        Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                    Government          Growth             Value
                                                                     Bond Fund        Equity Fund        Equity Fund
                                                                   ------------       ------------       ------------
OPERATIONS
   Net investment income/(loss)                                    $    986,995       $     (6,635)      $     87,623
   Net realized gain/(loss) on investments                             (691,129)           793,110            612,591
   Change in unrealized appreciation/(depreciation) on
    investments                                                         (62,361)          (164,736)            14,141
                                                                   ------------       ------------       ------------
      Net increase in net assets resulting from operations              233,505            621,739            714,355
                                                                   ------------       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                             (1,032,643)            (6,565)           (85,330)
   Net realized capital gain                                                 --                 --           (134,732)
                                                                   ------------       ------------       ------------
     Total dividends and distributions to shareholders               (1,032,643)            (6,565)          (220,062)
                                                                   ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS
Sale of capital shares - Institutional shares                         9,785,497          5,464,798          8,756,586
Reinvestment of distributions - Institutional shares                    929,841              6,006            202,088
Redemption of capital shares - Institutional shares                 (31,755,430)        (2,649,254)        (1,095,951)
                                                                   ------------       ------------       ------------
      Net increase/(decrease) from capital share transactions       (21,040,092)         2,821,550          7,862,723
                                                                   ------------       ------------       ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                             (21,839,230)         3,436,724          8,357,016
                                                                   ------------       ------------       ------------
NET ASSETS
   Beginning of period                                               43,688,942         15,840,830          7,763,137
                                                                   ------------       ------------       ------------
   End of period (including accumulated undistributed net
      investment income of $0, $0, and $0, respectively)           $ 21,849,712       $ 19,277,554       $ 16,120,153
                                                                   ============       ============       ============

SHARE TRANSACTIONS                                                    Shares             Shares             Shares
                                                                   ------------       ------------       ------------
Sale of shares - Institutional shares                                   967,054            727,858            689,033
Reinvestment of distributions - Institutional shares                     91,277                806             15,075
Redemption of shares - Institutional shares                          (3,134,461)          (348,175)           (83,128)
                                                                   ------------       ------------       ------------
Net increase/(decrease) in shares                                    (2,076,130)           380,489            620,980
                                                                   ============       ============       ============

     The accompanying notes are an integral part of the financial statements


                                        28                        Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                        Government              Growth               Value
                                                                         Bond Fund           Equity Fund          Equity Fund
                                                                       --------------       --------------       --------------
OPERATIONS
  Net investment income                                                $      977,378       $       28,665       $       55,492
  Net realized gain/(loss) on investments                                     (84,203)            (372,884)             670,727
  Change in unrealized appreciation/(depreciation) on investments            (132,648)             949,737              194,109
                                                                       --------------       --------------       --------------
    Net increase in net assets resulting from operations                      760,527              605,518              920,328
                                                                       --------------       --------------       --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                      (975,518)             (28,665)             (55,492)
  Net realized capital gain                                                        --                   --                   --
                                                                       --------------       --------------       --------------
    Total dividends and distributions to shareholders                        (975,518)             (28,665)             (55,492)
                                                                       --------------       --------------       --------------
CAPITAL SHARE TRANSACTIONS
  Sale of capital shares--Institutional shares                             24,800,253            5,119,980            3,007,507
  Reinvestment of distributions--Institutional shares                         697,386               26,383               48,099
  Redemption of capital shares--Institutional shares                       (1,764,094)          (3,022,732)            (142,317)
                                                                       --------------       --------------       --------------
    Net increase from capital share transactions                           23,733,545            2,123,631            2,913,289
                                                                                            --------------       --------------

TOTAL INCREASE IN NET ASSETS                                               23,518,554            2,700,484            3,778,125
                                                                                            --------------       --------------
NET ASSETS
  Beginning of period                                                      20,170,388           13,140,346            3,985,012
                                                                       --------------       --------------       --------------
  End of period (including accumulated undistributed net
        investment income of $1,860, $0, and $0, respectively)         $   43,688,942       $   15,840,830       $    7,763,137
                                                                       ==============       ==============       ==============

SHARE TRANSACTIONS                                                         Shares               Shares               Shares
                                                                       --------------       --------------       --------------
Sale of shares--Institutional shares                                        2,403,648              707,362              245,375
Reinvestment of distributions--Institutional shares                            67,432                3,431                3,830
Redemption of shares--Institutional shares                                   (171,532)            (428,085)             (11,470)
                                                                       --------------       --------------       --------------
Net increase/(decrease) in shares                                           2,299,548              282,708              237,735
                                                                       ==============       ==============       ==============

     The accompanying notes are an integral part of the financial statements


                                        29                        Memorial Funds

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                    Government Bond Fund
                                                                         Institutional
                                                                            Shares
                                        --------------------------------------------------------------------------------
                                        For the Year     For the Year     For the Year     For the Year     For the Year
                                           Ended            Ended            Ended            Ended           Ended
                                        December 31,     December 31,     December 31,     December 31,     December 31,
                                            2005             2004             2003             2002             2001
                                        ------------     ------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period    $      10.30     $      10.40     $      10.64     $      10.27     $      10.09
                                        ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                         0.31             0.28             0.33             0.43             0.50
  Net realized and unrealized
    gain/(loss) on investments                 (0.20)           (0.09)           (0.24)            0.37             0.17
                                        ------------     ------------     ------------     ------------     ------------
    Total from investment operations            0.11             0.19             0.09             0.80             0.67
                                        ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                     (0.31)           (0.29)           (0.33)           (0.43)           (0.49)
  Distributions from net realized
    capital gain                                  --               --               --               --               --
                                        ------------     ------------     ------------     ------------     ------------
    Total dividends and distributions          (0.31)           (0.29)           (0.33)           (0.43)           (0.49)
                                        ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period          $      10.10     $      10.30     $      10.40     $      10.64     $      10.27
                                        ============     ============     ============     ============     ============
Total Return (a)                                1.07%            1.82%            0.90%            7.96%            6.81%

Ratios/Supplemental Data
  Net assets, end of period (in 000s)   $     21,850     $     43,689     $     20,170     $     18,710     $     17,058
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees                1.01%            1.02%            1.00%            0.95%            0.86%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees                1.29%            1.31%            1.69%            1.71%            1.08%
  Ratio of net investment
      income/(loss) average
      net assets including
      reimbursement/waiver of fees              2.84%            2.73%            3.11%            4.13%            4.93%
  Portfolio turnover rate                        122%              40%              82%              43%             118%


--------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

     The accompanying notes are an integral part of the financial statements


                                        30                        Memorial Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                         Growth Equity Fund
                                                                        Institutional Shares
                                      --------------------------------------------------------------------------------------------
                                      For the Year         For the Year       For the Year        For the Year        For the Year
                                         Ended               Ended              Ended                Ended               Ended
                                      December 31,         December 31,       December 31,         December 31,       December 31,
                                         2005                 2004               2003                 2002                2001
                                      -----------          -----------        -----------          -----------        -----------
Net Asset Value, Beginning of Period  $      7.69          $      7.40        $      6.16          $      7.77        $      9.26
                                      -----------          -----------        -----------          -----------        -----------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income/(loss)              (0.00)(b)             0.01              (0.01)               (0.01)                --
  Net realized and unrealized
    gain/(loss) on investments               0.21                 0.29               1.25                (1.60)             (1.47)
                                      -----------          -----------        -----------          -----------        -----------
Total from investment operations             0.21                 0.30               1.24                (1.61)             (1.47)
                                      -----------          -----------        -----------          -----------        -----------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income       (0.00)(c)            (0.01)             (0.00)(d)               --                 --
 Distributions from net realized
     capital gain                              --                   --                 --                   --              (0.02)
                                      -----------          -----------        -----------          -----------        -----------
  Total dividends and
     distributions                          (0.00)               (0.01)                --                   --              (0.02)
                                      -----------          -----------        -----------          -----------        -----------
Net Asset Value, End of Period               7.90                 7.69        $      7.40          $      6.16        $      7.77
                                      ===========          ===========        ===========          ===========        ===========
Total Return (a)                             2.77%                4.11%             20.20%              (20.72)%           (15.82)%

Ratios/Supplemental Data
  Net assets, end of period (in 000s) $    19,278          $    15,841        $    13,140          $     7,775        $     9,289
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees             1.26%                1.25%              1.25%                1.20%              1.11%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees             1.54%                1.69%              2.44%                2.64%              1.47%
  Ratio of net investment
    income/(loss) to average net
    assets including
    reimbursement/waiver of fees            (0.04)%               0.19%             (0.11)%              (0.18)%            (0.06)%
  Portfolio turnover rate                      92%                  94%                88%                  58%                52%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)   Net investment loss per share was $(0.0031)

(c)   Distributions per share were $(0.0032)

(d)   Distributions per share were $(0.0038)


    The accompanying notes are an integral part of the financial statements.


                                        31                        Memorial Funds

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                        Value Equity Fund
                                                                       Institutional Shares
                                      ----------------------------------------------------------------------------------------
                                      For the Year       For the Year       For the Year       For the Year       For the Year
                                        Ended               Ended              Ended              Ended              Ended
                                      December 31,       December 31,       December 31,       December 31,       December 31,
                                         2005                2004               2003               2002               2001
                                      -----------        -----------        -----------        -----------        -----------
Net Asset Value, Beginning of Period  $     13.51        $     11.84        $      8.95        $     10.26        $      9.12
                                      -----------        -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                      0.11               0.12               0.14               0.12               0.13
  Net realized and unrealized
    gain/(loss) on investments               0.08               1.67               2.90              (1.31)              1.15
                                      -----------        -----------        -----------        -----------        -----------
  Total from investment operations           0.19               1.79               3.04              (1.19)              1.28
                                      -----------        -----------        -----------        -----------        -----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income      (0.11)             (0.12)             (0.15)             (0.12)             (0.14)
  Distributions from net realized
    capital gain                            (0.11)                --                 --                 --                 --
                                      -----------        -----------        -----------        -----------        -----------
    Total dividends and distributions       (0.22)             (0.12)             (0.15)             (0.12)             (0.14)
                                      -----------        -----------        -----------        -----------        -----------
Net Asset Value, End of Period              13.48        $     13.51        $     11.84        $      8.95        $     10.26
                                      ===========        ===========        ===========        ===========        ===========
Total Return (a)                             1.45%             15.18%             34.24%            (11.66)%            14.08%

Ratios/Supplemental Data
  Net assets, end of period (in 000s) $    16,120        $     7,763        $     3,985        $     2,634        $     3,210
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees             1.26%              1.17%              1.25%              1.20%              1.09%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees             1.66%              1.78%              3.87%              5.06%              1.82%
  Ratio of net investment income/(loss)
    to average net assets including
    reimbursement/waiver of fees             0.93%              0.98%              1.44%              1.13%              1.26%
  Portfolio turnover rate                      71%                69%                26%                90%                45%


------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

     The accompanying notes are an integral part of the financial statements


                                        32                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has three diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The principal investment objective of the Memorial Government Bond Fund ("Government Bond Fund") is to provide a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. The principal investment objective of the Memorial Growth Equity Fund ("Growth Equity Fund") is long-term capital appreciation. The principal investment objective of the Memorial Value Equity Fund ("Value Equity Fund") is long-term capital appreciation. The Trust's declaration of trust authorizes each Fund to issue an unlimited number of shares of beneficial interest authorized with no par value. The dates of commencement of operations for each Fund are as follows:

               Government Bond Fund               March 30, 1998
               Growth Equity Fund                 March 30, 1998
               Value Equity Fund                  March 30, 1998


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following represents significant accounting policies of the Funds:

Use of Estimates - These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At December 31, 2005, no securities were valued at fair value as determined by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Realized Gain and Loss - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of specific identification.

Interest and Dividend Income - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


                                        33                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders - Distributions of net investment income to shareholders are declared daily and paid monthly by the Government Bond Fund. Net investment income distributions, if any for the Growth Equity Fund and the Value Equity Fund, are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Taxes - Each Fund intends to qualify each year as a regulated investment company in accordance with Sub-Chapter M of the Internal Revenue Code and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is required.

Security Loans - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose fair value must always exceed the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the value of the Funds. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand.

Other - The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

As of December 31, 2005, amounts of $43,788, $13,200 and $132,439 were reclassified from accumulated net investment loss and accumulated net realized gains/losses to paid-in-capital for the Government Bond Fund, Growth Equity Fund, Value Equity Fund, respectively, due to distributions in excess of ordinary income earned. Amounts are not classified as return of capital for tax purposes due to current year earnings and profits.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Parkway Advisors, L.P. (the "Adviser"). Subject to the general control of the Board of Trustees, the Adviser is responsible for among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds, and advising the Board on the selection of sub-advisers. The advisory fees paid to the Adviser are 0.35% of the average daily net assets of the Government Bond Fund and 0.50% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. For the year ended December 31, 2005, the Adviser has agreed to cap expenses at 1.00% of the average daily net assets of the Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. The Adviser has agreed to extend the expense limitation agreement through December 31, 2006. The agreement was designed to place a maximum limit on expenses including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses including certain legal costs. Total fees earned by the Adviser during the year ended December 31, 2005 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $120,732, $82,349 and $47,136, respectively. At December 31, 2005, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed the Adviser $2,048, $4,991, and $2,191, respectively. The Adviser has retained Davis, Hamilton, Jackson & Associates ("DHJA") to act as the investment sub-adviser for


                                        34                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

the Growth Equity Fund pursuant to an investment sub-advisory agreement with the Adviser. For the year ended December 31, 2005, DHJA was paid an annual percentage rate of 0.30% of the daily average net assets by the Adviser.

On behalf of each Fund, the Trust entered into a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc., ("Citco") effective August 19, 2003, to provide day-to-day accounting and administrative services to the Funds including, but not limited to, accounting, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Citco receives an annual fee that is the greater of $175,000 or an asset-based fee that declines as the aggregate assets of the Funds increase: 0.10% of the Funds' first $400 million in assets; 0.04% of the Funds' assets in excess of $400 million up to $600 million; and 0.03% of the Funds' assets in excess of $600 million. Citco is currently earning the minimum fee.

On behalf of each Fund, the Trust entered into a Distribution Agreement with Citco Mutual Fund Distributors, Inc. (the "Distributor") effective August 19, 2003 to serve as the Funds' principal underwriter. By serving as the principal underwriter for the Funds, the Distributor facilitates the distribution of the Funds' shares. For its services in conjunction with registration of Fund shares with the states, Citco Mutual Fund Distributors, Inc. receives $5,000 annually from the Trust. This amount is credited back against the fees paid under the Mutual Fund Services Agreement to Citco.

Total fees earned by Citco and the Distributor during the year ended December 31, 2005 for the Government Bond Fund, Growth Equity Fund and the Value Equity Fund were $98,890, $48,163, and $27,947, respectively. At December 31, 2005, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed Citco $5,777, $5,035 and $4,062, respectively.

Investors Bank & Trust Company serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

On behalf of each Fund, the Trust has adopted a Shareholder Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Under this Plan, each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of each Fund's average net assets on a monthly basis to persons or institutions for performing certain servicing functions for each Fund's shareholders. The Plan also allows the Funds to pay or reimburse expenditures in connection with sales and promotional services related to distribution of each Fund's shares, including personal services provided to prospective and existing shareholders. Total fees incurred under the Plan during the year ended December 31, 2005, for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $86,237, $41,174, and $23,568, respectively. These fees were paid to Parkway Advisors Group, Inc., the General Partner of the Adviser, to be used for payment to brokers and other 12b-1 expenditures. At December 31, 2005, the Government Bond Fund, Growth Equity Fund and Value Equity Fund had 12b-1 fees payable of $4,523, $4,185, and $3,372, respectively, and are included in accrued expenses and other liabilities.

A trustee and two officers of the Trust are also officers of the Adviser.

Each Trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

NOTE 4. WAIVER OF FEES AND ADVISER REIMBURSEMENTS

The Adviser, under certain circumstances, may waive advisory fees and reimburse certain expenses of the Funds. For the year ended December 31, 2005 the Adviser agreed to cap expenses at 1.00% of the average daily net assets of the


                                        35                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund, including all fees paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. Effective March 1, 2004, the Trust has agreed to repay the Adviser for the amounts which the Adviser has waived and/or reimbursed the Trust through the period ending February 28, 2007, but only if the operating expenses of that fund, without regard to such repayment, are at an annual rate less than the expense limits. For the year ended December 31, 2005, Parkway Advisors, L.P. has waived fees and reimbursed the Funds for expenses as follows:

                                              Adviser
                         Waiver of Fees    Reimbursements
                         --------------    --------------

Government Bond Fund      $     95,167      $         --
Growth Equity Fund              31,197            14,403
Value Equity Fund               35,060             3,398

The following is a cumulative list of the amounts the Adviser may recapture from the Funds prior to February 28, 2007.

                                                                Total Amount
                                                                 Available
                                                              for Recapture at
                        December 31, 2005  December 31, 2004   Dec. 31, 2005
                        -----------------  -----------------  -----------------

Government Bond Fund      $     95,167      $     93,221       $    188,388
Growth Equity Fund              45,600            55,803            101,403
Value Equity Fund               38,458            31,473             69,931

NOTE 5. SECURITIES TRANSACTIONS

The aggregate cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2005, were as follows:

                                    Purchases                             Sales
                        ---------------------------------   ---------------------------------
                        U.S. Government                     U.S. Government
                          Obligations          Other          Obligations          Other
                        --------------      ------------    --------------      ------------
Government Bond Fund      $  4,315,000      $ 33,705,436      $ 14,727,720      $ 39,602,432
Growth Equity Fund                  --        17,175,376                --        14,679,538
Value Equity Fund                   --        13,247,272                --         6,563,347

NOTE 6. SECURITIES LENDING

As of December 31, 2005, the Growth Equity Fund has loaned securities in return for securities and cash collateral, which was invested in various short-term fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. The value of the securities on loan and the value of the related collateral at December 31, 2005 were as follows:

                         Securities        Collateral
                        ------------      ------------

Growth Equity Fund      $  2,417,075      $  2,437,374


                                        36                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 7. TAX MATTERS

For U.S federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation/(depreciation) as of December 31, 2005 were as follows:

                                               Gross             Gross          Net Unrealized
                                             Unrealized        Unrealized        Appreciation
                            Tax Cost        Appreciation      Depreciation      (Depreciation)
                          ------------      ------------      ------------       ------------
Government Bond Fund      $ 21,842,271      $     27,923      $   (203,966)      $   (176,043)
Growth Equity Fund          17,980,678         1,843,261          (482,510)         1,360,751)
Value Equity Fund           15,396,576         1,148,756          (440,985)           707,771)

Differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the deferral of post-October losses and the tax deferral of losses on wash sales.

As of December 31, 2005, the tax basis components of distributable earnings were as follows:

                         Undistributed          Net           Net Unrealized     Distributable
                            Ordinary        Accumulated        Appreciation       Earnings/Net
                             Income         Capital Loss      (Depreciation)   Accumulated Losses
                         -------------      ------------      -------------    ------------------
Government Bond Fund      $         --      $ (1,178,672)      $   (176,043)      $ (1,354,715)
Growth Equity Fund                  --        (4,389,237)         1,360,751         (3,028,486)
Value Equity Fund                   --          (174,582)           707,771            533,189

Net investment income and realized gains and losses for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences.

For tax purposes at December 31, 2005, the Funds have capital loss carryovers in the following amounts:

                                   Amount           Expiration Date
                                   ------           ---------------

Government Bond Fund           $   379,598             12/31/2008
                                   100,359             12/31/2012
                                   698,715             12/31/2013
Growth Equity Fund               1,963,164             12/31/2009
                                 1,658,405             12/31/2010
                                   471,452             12/31/2011
                                   296,216             12/31/2012
Value Equity Fund                  174,582             12/31/2008

The Government Bond Fund and the Value Equity Fund elected to defer post-October losses in the amounts of $47,175 and $141,284, respectively.

During the fiscal year ended December 31, 2005 the Growth Equity Fund and Value Equity Fund utilized $741,210 and $740,577, respectively, of prior year capital loss carryovers.


                                        37                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                               Ordinary Income
                                               ---------------

Government Bond Fund                           $    1,032,643
Growth Equity Fund                                      6,565
Value Equity Fund                                     220,062

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                               Ordinary Income
                                               ---------------

Government Bond Fund                           $      975,518
Growth Equity Fund                                     28,665
Value Equity Fund                                      55,492

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under
Section 2(a) 9 of the Investment Company Act of 1940. As of December 31, 2005, HUBCO held for the benefit of others in aggregate, approximately 52% of the Government Bond Fund and approximately 63% of the Value Equity Fund; Charles Schwab & Co. held for the benefit of others in aggregate, approximately 36% of the Growth Equity Fund and Wells Fargo Bank, N.A. held for the benefit of others in aggregate, approximately 35% of the Government Bond Fund.

NOTE 10. SUBSEQUENT EVENT

Subsequent to December 31, 2005, a reorganization of the Funds is being considered as a continuation of the process of consolidating and enhancing the product offerings within the Memorial Funds family.

On January 30, 2006, a proposal was submitted to the Memorial Funds Board of Trustees to combine six (6) separate funds of two Trusts (Unified Series Trust -- Monteagle Large Cap Growth Fund, Monteagle Value Fund, Monteagle Fixed Income Fund and Memorial Funds -- Government Bond Fund, Growth Equity Fund, Value Equity Fund) into five (5) separate funds under one trust structure (Memorial Funds -- Monteagle Value Fund, Monteagle Large Cap Growth Fund, Growth Equity Fund, Value Equity Fund, and the Monteagle Fixed Income Fund). The reorganization was approved subject to certain conditions. On February 13, 2006, the plan of reorganization was submitted to the Unified Series Trust -- Monteagle Funds Board of Trustees and was approved subject to certain conditions.

The proposed combination is expected to solicit shareholder approval. If approved, the reorganization is currently scheduled to consummate during the second quarter of 2006.


                                        38                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of the Memorial Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Memorial Funds (the "Funds") comprising the Government Bond Fund, Growth Equity Fund, and Value Equity Fund, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy and Associates CPA's Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy and Associates CPA's Inc. expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of December 31, 2005 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Memorial Funds as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen McCurdy
-----------------
Westlake, Ohio
February 16, 2006


                                        39                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2005
--------------------------------------------------------------------------------

Proxy Policies (Unaudited)

The Trust has adopted Proxy Voting Polices and Procedures under which the Funds' vote proxies related to securities ("funds proxies") held by the Funds. A description of the Funds' policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the Securities and Exchange Commission's website at http://sec.gov.

In addition, the Funds are required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX will be available without charge, upon request, by calling the Fund toll free at 1-888-263-5593, or on the Securities and Exchange Commission's website at http://sec.gov.

N-Q Filing (Unaudited)

The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Memorial Funds, this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds' Form N-Q are available on the SEC's website at http://sec.gov., or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

Tax Information (Unaudited)

We are required to advise you within 60 days of Funds' fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended December 31, 2005.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. During the fiscal year ended December 31, 2005, the percentage of total ordinary income dividends qualifying for the 15% dividend tax rate is 100% and 89.46%, respectively, for the Growth Equity Fund and Value Equity Fund.

Corporate shareholders may exclude from regular income a portion of qualifying dividends. During the fiscal year ended December 31, 2005, the percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 100% and 90%, respectively, for the Growth Equity Fund and Value Equity Fund.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Shareholders should consult their own tax advisers.

Board Approval of Investment Advisory Agreements (Unaudited)

On November 29, 2005, the Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreement with the Adviser for each Fund for an additional one-year term, and of the Sub-Advisory Agreement with Davis, Hamilton, Jackson & Associates ("DHJA") for the Growth Equity Fund for an additional one-year term.


                                        40                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
ADDITIONAL INFORMATION (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser and DHJA, the Board reviewed information relating to the Adviser's and DHJA's operations and personnel. Among other things, the Adviser and DHJA each provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's and DHJA's investment personnel, compliance programs, brokerage arrangements and financial and non-financial resources available to provide services required under the advisory agreements.

In considering the reasonableness of the fee payable to the Adviser and DHJA for managing each Fund, the Board reviewed, among other things, financial statements of the firms and an analysis of the profitability to each firm and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by each firm and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to each firm and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to each firm and its affiliates from their relationship with the Funds is not excessive and that each firm is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and DHJA, and the levels of profitability associated with providing these services, the fees charged by the Adviser and DHJA, under the advisory agreements to each Fund are reasonable.

Board Action on Advisory Agreement

The Board of Trustees considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by Parkway to each Fund, the Board assessed data concerning Parkway's staffing, systems and facilities. The Board also assessed Parkway's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

      A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satis- factory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds. The comparison revealed that the strategy applied by Parkway to the Value Equity Fund has provided a return in line with the Fund's benchmarks; and while the Fund's performance has lagged that of it peers, the Fund has been strictly managed within stated objectives and limitations to maintain the desired style. The comparison revealed that the Government Bond Fund has provided a return in line with the benchmark index and has provided a better return with less risk when compared to funds subject to similar objectives and restrictions;

      B. That Parkway has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Parkway's investment and trading departments; and


                                        41                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
ADDITIONAL INFORMATION (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

      C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Parkway to the Funds, and that Parkway is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by Parkway and its related companies from the relationship with the Trust, the Board considered comparative data, data from independent reviews of compliance procedures, costs borne by Parkway in providing advisory services to each Fund and the profitability of Parkway in light of the estimated profitability analyses which had been provided by Parkway, other benefits to Parkway from serving as the Funds' adviser, and Parkway's financial statements.

      A. The Board noted that Parkway benefits from serving directly as investment adviser. The Board noted that pro- ceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act are paid to Parkway's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels.

      B. The Board also noted the risks assumed by Parkway in providing investment advisory services (including com- pliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by Parkway to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with Parkway can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from an independent Consultant (Alpha Consulting - a division of Wachovia Securities) concerning funds of similar size and funds of larger size, as well as other data concerning
      Parkway: the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data.

      It was noted that contractual advisory fees for the Growth Equity Fund, Government Bond Fund and Value Equity Fund were lower than fees for similar funds; and that the all three Funds expense ratios were competitive and in most instances lower than those of similarly-managed Funds.

      A. In connection with assessing advisory fees and expense ratios it was noted Parkway has contractually agreed to impose expense limitations at a cost to Parkway.

      B. It was noted that the fees paid to Parkway for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed Funds, and to the extent the fees of those accounts are lower, the reasons why such accounts are less costly for Parkway to manage.

      C. It was noted that the advisory and other fees payable by the Funds to Parkway are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. Based on these con- siderations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed un- der the agreement were services required for the operation of the Funds, Parkway had provided satisfactory advisory


                                        42                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
ADDITIONAL INFORMATION (continued)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

      services to the Funds in the past, and the fees for the advisory services which Parkway would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

Board Action on Sub-Advisory Agreement for the Growth Equity Fund (Unaudited)

The Board considered:

1. In connection with reviewing data bearing on the nature, quality and extent of services furnished by DHJA to the Growth Equity Fund, the Board assessed data concerning DHJA's staffing, systems, and facilities. The Board also assessed DHJA's non-trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

      A. That the breadth and the quality of investment advisory and other services being provided to the Fund is satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds. The comparison revealed that the Growth Equity Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style; and, while short-term performance of the strategy has provided a return in line with the benchmarks, DHJA's long-term performance was better than the benchmarks;

      B. That DHJA has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Fund's shareholders; and

      C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Parkway to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by DHJA and its related companies from the relationship with the Trust, the Board considered Alpha Consulting's com- parative data, data concerning DHJA's soft-dollar arrangements, costs borne by DHJA in providing sub-advisory services to the Fund and the profitability of DHJA in light of the estimated profitability analyses which had been pro- vided by DHJA, and other benefits to DHJA from serving as the Fund's sub-adviser.

      A. With respect to the soft-dollar arrangements the Board had assessed all facets of the arrangements - including the quality of trade execution. It was noted that DHJA receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists DHJA in providing quality investment advisory services to the Fund and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with fund brokerage practice and benefit the Fund and its shareholders.

      B. The Board also noted the risks assumed by DHJA in providing investment advisory services to the Fund, including the capital commitments which have been made in the past and which continue to be made by DHJA to ensure the continuation of quality of service to the Fund is made with the recognition that the Fund's sub-advisory relationship with DHJA can be terminated at any time and must be renewed on an annual basis.


                                        43                        Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
ADDITIONAL INFORMATION (concluded)
DECEMBER 31, 2005
--------------------------------------------------------------------------------

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Alpha Consulting concerning funds of similar size and funds of larger size, as well as data concerning DHJA's other clients and noted:

      A. That upon review of the advisory fee structures of the Fund in comparison with other similarity-managed funds, the level of investment advisory fees paid by the Fund below the median of comparable advisory fees;

      B. That the expense ratio of the Fund is lower than similarly-managed funds;

      C. That the advisory and other fees payable by the Fund to DHJA are essentially fees which would be similar to those which would have resulted solely from "arm's-length bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation; and

      D. The fees paid to DHJA by other institutional accounts are not lower than the fees paid by the Fund.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; DHJA had provided satisfactory advisory services to the Fund in the past, and the fees for the advisory services which DHJA would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.


                                        44                        Memorial Funds

--------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees."


                                                                                                  Number of
                                         Term of                                                Portfolios in      Other
                           Position(s)  Office and                                                 Complex      Directorships
                            Held with    Length of          Principal Occupation(s)              Overseen by       Held by
Name, Address and Age       the Trust   Time Served          During Past Five Years                Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson*      President    Indefinite       Parkway Advisors, L.P., CEO from            3            None
6550 Directors Parkway      and Trustee  until            04/01 to present: Directors
Abilene, Texas 79606                     successor        Investment Group, Inc., Director
45                                       elected and      from 04/03 to present; Parkway
                                         qualified;       Advisors Group, Inc. and Parkway
                                         11/29/2002       Advisors Holdings, Inc., President
                                         to present       from 04/01 to present; Citco Mutual
                                                          Fund Distributors, Inc., Registered
                                                          Representative from 10/03 to
                                                          present; Incap Securities, Inc.,
                                                          Registered Representative from
                                                          01/03 to 10/03; Citizens Bank, N. A.
                                                          Advisory Board. Member from
                                                          06/99 to 04/01; Directors Capital
                                                          Ventures, Inc., Directors Financial
                                                          Management, L.P., Directors Real
                                                          Estate Management, L.P., Directors
                                                          Real Estate Management, L.P.,
                                                          and Directors Travel, L.P. Vice
                                                          President/CEP from 12/95 to 04/01;
                                                          Directors Holding Corporation and
                                                          Directors Investment Group, Inc.,
                                                          Vice President/CFO from 11/91
                                                          to 04/01; Funeral Agency, Inc.,
                                                          Accountant from 09/89 to 04/01;
                                                          Funeral Directors Life Insurance
                                                          Co., Vice President/CFO from 08/88
                                                          to 04/01; Abilene Fireman's Relief
                                                          and Retirement Fund, Trustee from
                                                          05/97 to 06/00; Affiliated Funeral
                                                          Supply Co., Accountant from 02/89
                                                          to 11/96.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (continued)
--------------------------------------------------------------------------------

                                                                                                 Number of
                                           Term of                                             Portfolios in     Other
                           Position(s)    Office and                                              Complex     Directorships
                            Held with      Length of          Principal Occupation(s)           Overseen by      Held by
Name, Address and Age       the Trust     Time Served         During Past Five Years              Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS: (Continued)
-----------------------------------------------------------------------------------------------------------------------------

 Paul B. Ordonio            Vice           Indefinite     Parkway Advisors, L.P., Vice                3            None
 6550 Directors Parkway     President/     until          President & Counsel from 08/02 to
 Abilene, Texas 79606       Secretary/     successor      present; Parkway Advisors Group,
 38                         Chief          elected and    Inc., Vice President and Counsel
                            Compliance     qualified;     from 08/02 to present; Aftermath
                            Officer        11/29/2002     Consulting, Inc., Director from
                                           to present     05/02 to present; P.O. Properties,
                                                          Inc., Vice President from 06/99 to
                                                          present; WordWise Document
                                                          Services, LLC, President from
                                                          08/97 to present; Ordonio & Assoc.,
                                                          President from 11/97 to present;
                                                          Citco Mutual Fund Distributors,
                                                          Inc., Registered Representative from
                                                          10/03 to present; Incap Securities,
                                                          Inc., Registered Representative from
                                                          01/03 to 10/03; MGL Consulting
                                                          Corporation, Vice President,
                                                          Counsel and Senior Associate from
                                                          01/99 to 08/02;Wetzel, Henri &
                                                          Drucker, LLP, Associate Attorney
                                                          from 06/95 to 11/97.
-----------------------------------------------------------------------------------------------------------------------------
 Thomas W. Alesi            Vice           Indefinite     American Healthcare Providers               3            None
 6550 Directors Parkway     President      until          Insurance Services Co., LLC, Chief
 Abilene, Texas 79606       and Chief      successor      Financial Officer from 06/04 to
 46                         Financial      elected and    10/05. Parkway Advisors, L.P.,
                            Officer        qualified;     Vice President of Corporate
                                           8/19/2003      Development from 07/02 to 05/04;
                                           to present     Parkway Advisors Group, Inc., Vice
                                                          President from 07/02 to 05/04;
                                                          InCap Securities, Inc., Registered
                                                          Representative from 01/03 to 10/03;
                                                          American Data Source, Inc., Vice
                                                          President & Chief Operating Officer
                                                          from 05/95 to 06/02. Mr. Alesi is a
                                                          Certified Public Accountant.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (continued)
--------------------------------------------------------------------------------

                                                                                                 Number of
                                             Term of                                           Portfolios in     Other
                           Position(s)     Office and                                             Complex     Directorships
                            Held with       Length of         Principal Occupation(s)           Overseen by      Held by
Name, Address and Age       the Trust      Time Served        During Past Five Years              Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------
 Larry Joe Anderson**+       Trustee        Indefinite      Certified Public Accountant,              3            None
 4208 College Avenue                        until           Anderson & West, P. C.,
 Snyder, Texas 79549                        successor       January 1985 to present.
 57                                         elected and
                                            qualified;
                                            11/29/2002
                                            to present
                                            Indefinite      Restaurateur, Cypress Street
-----------------------------------------------------------------------------------------------------------------------------
 Brian Joseph Green**+       Trustee        until           Station,                                  3            None
 158 Cypress Street                         successor       February 1993 to present.
 Abilene, Texas 79601                       elected and
 47                                         qualified;
                                            11/29/2002
                                            to present
-----------------------------------------------------------------------------------------------------------------------------
 Charles Michael Kinard      Trustee        Indefinite      Retired since 1998; Senior Vice-          3            None
 */**+                                      until           President and Trust Officer, First
 1725 Richland Drive                        successor       National Bank of Abilene to
 Abilene, Texas 79603                       elected and     December 1998.
 63                                         qualified;
                                            11/29/2002
                                            to present
-----------------------------------------------------------------------------------------------------------------------------

* Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds' assets. The Valuation Committee was not required to meet during the Trust's most recent fiscal year.

** Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various com- mittees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

+ Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met twice during the Trust's most recent fiscal year.

The Statement of Additional Information for the Funds includes additional information about the Officers and Trustees and is available, without charge, upon request, by calling the Fund toll free at 1-888-232-0224.


                                        47                        Memorial Funds

                               THE MEMORIAL FUNDS

                                Privacy Statement

At the Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

      o Persons who perform business functions for us, such as third partiers that provide assistance in processing and servicing your account;

      o     The Fund's investment advisor; and

      o     Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                                        48                        Memorial Funds

                               THE MEMORIAL FUNDS

Investment Adviser
          Parkway Advisors, L.P.
          6550 Directors Parkway
          Abilene, Texas 79606

Shareholder Servicing Agent
          Parkway Advisors Group, Inc.
          6550 Directors Parkway
          Abilene, Texas 79606

Distributor
          Citco Mutual Fund Distributors, Inc.
          83 General Warren Blvd., Suite 200
          Malvern, Pennsylvania 19355

Transfer Agent & Administrator
          Citco Mutual Fund Services, Inc.
          83 General Warren Blvd., Suite 200
          Malvern, Pennsylvania 19355

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

Item 2.  Code of Ethics.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

      (c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

      (d) The registrant's code of ethics is filed herewith.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Larry Anderson, chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert. Mr. Anderson is "independent" as that term is defined in paragraph 2
(a)(2) of this item's instructions.


Item 4.  Principal Accountant Fees and Services.

      (a) Audit Fees
          ----------

      The aggregate fees billed for each of the last two fiscal years for professional services rendered by the "principal accountant" for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,680. and $25,980., respectively.

      (b) Audit-Related Fees
          ------------------

      There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) Tax Fees
          --------

      Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,450. and $3,225, respectively.

      The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax).

      No tax services were provided to registrant's investment adviser.

      (d) All Other Fees
          --------------

      There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) Audit Committee's Pre-Approval Policies
             ---------------------------------------

      Registrant has adopted an audit committee charter to provide the audit committee with guidance. The audit committee consists of three independent members of the board of trustees. The charter calls for receipt and review of the principal accountant's written statement concerning independence; dialogue concerning relationships or services to others [which involved all service providers including registrant's custodian, investment adviser, transfer agent, fund accountants and administrator]; and, prior to the board of trustees selecting registrant's auditor, review and assess services provided, fees charged and to be charged, and other relevant data. The audit committee charter contains, among other things, express provisions for selecting registrant's auditor and for pre-approving all permitted non-audit services. With respect to auditor selection, the charter expressly states that the audit committee is to consider:

             (a) the audit scope and plan to assure completeness and effective use of resources;
             (b) the auditor's formal written statement delineating
                 relationships with the Trust;
             (c) the auditors relationships or service to others which may impact objectivity or independence;
             (d) rotation of audit partners; and
             (e) fees or other compensation paid to the auditor

         (2) Percentages of Services Approved by the Audit Committee
             -------------------------------------------------------

                                    Registrant              [Adviser]
                                    ----------              ---------

          Audit-Related Fees:       100      %              N.A.    %
                                    ----------              ---------
          Tax Fees:                 100      %              N.A.    %
                                    ----------              ---------
          All Other Fees:           N.A.     %              N.A.    %
                                    ----------              ---------

          All services to registrant's principal accountant were pre-approved by registrant's board of trustees as recommended by its audit committee.


Item 5.  Audit Committee of Listed Registrants
Not applicable.


Item 6.  Schedule of Investments.

Included in the Annual Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.


Item 11. Controls and Procedures.

         a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

         b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
             Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of Ethics required to be disclosed under Item 2 is attached hereto.
         (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
         (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Memorial Funds

By /s/Carl C. Peterson
   -------------------

Carl C. Peterson, President
Date: March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Carl C. Peterson
   --------------------

Carl C. Peterson, President
Date: March 3, 2006

By /s/Thomas W. Alesi
   ------------------

Thomas W. Alesi., Principal Financial Officer
Date: March 3, 2006

* Print the name and title of each signing officer under his or her signature